                                                                 Exhibit 10.37

                    SCHEDULE TO FORM OF AHP OPTION AGREEMENT
        FILED PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K


Facility
Location                 Company                        Lessor                      Management Firm
--------                 -------                        ------                      ----------------
Anderson, IN             Assisted Care Operators        AHP of Indiana, Inc.        Balanced Care at
                         of Anderson, LLC                                           Anderson, Inc.

Jackson, TN              Assisted Care Operators        AHP of Tennessee, Inc.      Balanced Care at
                         of Jackson, LLC                                            Jackson, Inc.
